SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  December 11, 1996


                            Foamex International Inc.
             (Exact Name of Registrant as specified in its Charter)



         Delaware                       0-22624                  05-0473908
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of corporation)                                              Identification No.)


1000 Columbia Avenue
Linwood, PA                                                         19061
(Address of Principal                                            (Zip Code)
Executive Offices)

               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                      n/a
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

          On August 28, 1996, JPSGP Inc. ("JPSGP"), Foamex-JPS Automotive L.P. ("FJPS"), and Collins & Aikman Products Co. ("Collins & Aikman") entered into an Equity Purchase Agreement, as amended (the "Agreement"), pursuant to which Collins & Aikman would acquire all of the outstanding partnership interest in JPS Automotive L.P. ("JPS Automotive") from JPSGP and FJPS. JPSGP and FJPS are both wholly-owned subsidiaries of Foamex International Inc. (the "Company"), which guaranteed the obligations of these subsidiaries under the Agreement.

          On December 11, 1996 (the "Closing Date"), JPS Automotive was sold to Collins & Aikman for a purchase price of $220.1 million, which includes approximately $194.4 million of estimated net indebtedness of JPS Automotive (the "Purchase Price"). The Purchase Price is subject to post-closing adjustments. The assets of JPS Automotive L.P. on the Closing Date consisted primarily of property, plant and equipment, inventory, and accounts receivable. In accordance with the Agreement, on the Closing Date, Collins & Aikman paid the Company $25.7 million in cash purchase price, subject to post-closing adjustments. The Agreement provides that the Purchase Price is subject to adjustment for changes in the net assets, as defined, of JPS Automotive and for certain operational results of JPS Automotive. The net asset adjustment to the Purchase Price will be determined after completion of a closing balance sheet of JPS Automotive as of the Closing Date, and pursuant to the Agreement, any unresolved dispute concerning the net asset adjustment to the Purchase Price will be subject to binding arbitration.

          Upon the closing of the sale, the Company and Collins & Aikman entered into agreements that include products utilizing the Company's proprietary SMT(TM) technology for automotive carpet systems.

          JPS Automotive, which reported 1995 revenues of approximately $312.1 million, is a supplier of automotive carpet, trim and textiles in North America. JPS Automotive is headquartered in Greenville, South Carolina and has six manufacturing, distribution and sales facilities in South Carolina, North Carolina, and Michigan, as well as a joint venture in Mexico.

Item 5.   Other Events

          In addition to the pro forma financial statements required by Item 2, the Company has included historical condensed consolidated statements of operations restated for discontinued operations for the periods outlined under
Item 7.

Item 7.   Financial Statements and Exhibits.

          (a)    Financial Statements of Business Acquired:

                 None

          (b)    Pro Forma Financial Information:

                 The following pro forma and restated historical condensed consolidated financial statements filed with this report:

                 Pro forma condensed consolidated balance sheet as of September 29, 1996 (1)

                  Historical condensed consolidated statements of operations restated for discontinued operations:

                  o     Year ended January 1, 1995
                  o     Thirteen week period ended April 2, 1995
                  o     Thirteen week period ended July 2, 1995
                  o     Year ended December 31, 1995 (1)
                  o     Thirteen week period ended March 31, 1996
                  o     Thirteen week period ended June 30, 1996
                  o     Thirty-nine weeks ended September 29, 1996 (1)

                  (1) Represents the financial information required by Item 2; the remaining condensed consolidated statements of operations are presented in connection with Item 5. The financial information for the thirty-nine week period ended September 29, 1996 is incorporated by reference to the Form 10-Q of the Company for the same period since no adjustment is required.

                  The condensed consolidated balance sheet of the Company as of September 29, 1996 reflects the financial position of the Company after giving effect to the disposition of the net assets of JPS Automotive. The pro forma financial statements includes the effects of the redemption of approximately $10.4 million of Discount Debentures at a redemption price of 101% of face value. The historical condensed consolidated statements of operations for the year ended January 1, 1995, the thirteen week period ended April 2, 1995, the thirteen week period ended July 2, 1995, the year ended December 31, 1995, the thirteen week period ended March 31, 1996, the thirteen week period ended June 30, 1996, and the thirty-nine weeks ended September 29, 1996 have been restated to reflect discontinued operations associated with the sale of JPS Automotive. The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the Company's results of operations for the periods presented that would have actually resulted had the transactions occurred at the beginning of such periods, or the Company's results of operations for any future period.

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
                            as of September 29, 1996

                                                                 The        Pro Forma
ASSETS                                                       Company (1)    Adjustments        Total
CURRENT ASSETS:                                                             (thousands)
            Cash and cash equivalents                        $  48,063                        $  48,063
            Accounts receivable, net                           139,634                          139,634
            Inventories                                         90,089                           90,089
            Other current assets                                47,587                           47,587
                                                             ---------                        ---------

             Total current assets                              325,373                          325,373

          PROPERTY, PLANT AND EQUIPMENT, NET                   186,498                          186,498

          COST IN EXCESS OF ASSETS ACQUIRED, NET                87,757                           87,757

          DEBT ISSUANCE COSTS, NET                              19,953      $    (567)(2)        19,386

          NET ASSETS OF DISCONTINUED OPERATIONS                 38,184        (38,184)(3)            --

          OTHER ASSETS                                          11,338          2,956 (3)        14,294
                                                             ---------      ---------         ---------

          TOTAL ASSETS                                       $ 669,103      $ (35,795)        $ 633,308
                                                             =========      =========         =========

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
          CURRENT LIABILITIES:
            Short-term borrowings                            $   5,169                        $   5,169
            Current portion of long-term debt                   16,237                           16,237
            Accounts payable                                    89,630                           89,630
            Accrued interest                                    20,368                           20,368
            Other accrued liabilities                           66,529                           66,529
                                                             ---------                        ---------

             Total current liabilities                         197,933                          197,933
                                                             ---------                        ---------

          LONG-TERM DEBT                                       497,159      $ (10,396)(4)       486,763
                                                             ---------      ---------         ---------

          OTHER LIABILITIES                                     42,345        (24,996)(3)        17,349
                                                             ---------      ---------         ---------

          COMMITMENTS AND CONTINGENCIES                             --                               --
                                                             ---------                        ---------

          STOCKHOLDERS' EQUITY (DEFICIT):
            Preferred Stock, par value $1.00 per share:
             Authorized 5,000,000 shares - none issued              --                               --
            Common Stock, par value $.01 per share:
             Authorized 50,000,000 shares
             Issued 26,751,262 shares, Outstanding
               25,229,362 shares                                   267                              267
            Additional paid-in capital                          84,258                           84,258
            Retained earnings (accumulated deficit)           (129,232)          (403)(5)      (129,635)
            Other                                              (10,671)                         (10,671)
                                                             ---------      ---------         ---------
                                                               (55,378)          (403)          (55,781)

            Common stock held in treasury, at cost;
             1,521,900 shares at September 29, 1996            (12,956)                         (12,956)
                                                             ---------      ---------         ---------

             Total stockholders' equity (deficit)              (68,334)          (403)          (68,737)
                                                             ---------      ---------         ---------

          TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY (DEFICIT)                   $ 669,103      $ (35,795)        $ 633,308
                                                             =========      =========         =========

    See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet

                            FOAMEX INTERNATIONAL INC.
                        FOOTNOTES TO PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)

(1) Represents the historical consolidated balance sheet of the Company as of September 29, 1996 after being restated for discontinued operations associated with the sale of JPS Automotive.

(2) The write-off of debt issuance costs associated with the retirement of $10.4 million of Discount Debentures.

(3) Reclassification of the estimated income tax benefit for the (i) write-off of debt issuance costs, (ii) premium paid on early retirement debt, and
      (iii) the loss on disposal of JPS Automotive.

(4) Long-term portion of Discount Debentures expected to be retired with the net proceeds from the sale of JPS Automotive.

(5) Write-off of debt issuance costs associated with the retirement of the Discount Debentures, premium paid on early retirement of the Discount Debentures, net of estimated income tax benefit.

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                 for the Year Ended January 1, 1995 (unaudited)
                      (thousands except per share amounts)

                                                 The               JPS
                                            Company (1)      Automotive (2)      Adjustments         Total

Net sales                                     $994,865          $161,205                             $833,660

Cost of goods sold                             820,193           128,928                              691,265
                                              --------          --------          --------           --------

Gross profit                                   174,672            32,277                 -            142,395

Selling, general and administrative
  expenses                                      74,666            12,421                               62,245
                                              --------          --------                             --------

Income from operations                         100,006            19,856                               80,150

Interest and debt issuance expense              57,923            12,039           $  (753)  (4)       45,131

Other income (expense), net                      1,020              (127)                               1,147
                                              --------          --------          --------           --------

Income (loss) from continuing operations
  before provision for income taxes             43,103             7,690               753             36,166

Provision for income taxes                      16,794               107            (2,732)  (5)       13,955
                                              --------          --------          --------           --------

Income from continuing operations               26,309             7,583             3,485             22,211

Loss from discontinued operations,
  net of income taxes                             (179)            7,583            (3,485)             3,919
                                              --------          --------          --------           --------

Net income                                    $ 26,130          $      -         $       -           $ 26,130
                                              ========          ========          ========           ========

Earnings per share:

Income from continuing operations             $   0.99                                               $   0.83

Loss from discontinued operations                (0.01)                                                  0.15
                                              --------                                               --------

Earnings per share                            $   0.98                                               $   0.98
                                              ========                                               ========

Weighted average number of
  shares outstanding                            26,684                                                 26,684
                                              ========                                               ========

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
          for the thirteen week period ended April 2, 1995 (unaudited)
                      (thousands except per share amounts)

                                                 The               JPS
                                            Company (1)      Automotive (2)      Adjustments         Total
Net sales                                      $306,922          $87,624           $  244   (3)      $219,542

Cost of goods sold                              258,480           71,846              244   (3)       186,878
                                               --------         --------         --------            --------

Gross profit                                     48,442           15,778                               32,664

Selling, general and administrative
  expenses                                       20,392            5,670                               14,722
                                               --------         --------         --------            --------

Income from operations                           28,050           10,108                               17,942

Interest and debt issuance expense               19,453            5,912             (485)  (4)        13,056

Other income (expense), net                         284             (147)                                 431
                                               --------         --------         --------            --------

Income from continuing operations
  before provision for income taxes               8,881            4,049              485               5,317

Provision for income taxes                        3,369               94           (1,384) (5)          1,891
                                               --------         --------         --------             -------

Income from continuing operations                 5,512            3,955            1,869               3,426

Loss from discontinued
  operations, net of income taxes                  (451)           3,955           (1,869)              1,635
                                               --------         --------         --------             -------

Net income                                     $  5,061         $      -         $      -            $  5,061
                                               ========         ========         ========            ========

Earnings per share:

Income from continuing operations              $   0.21                                              $   0.13

Loss from discontinued operations                 (0.02)                                                 0.06
                                               --------                                              --------

Earnings per share                             $   0.19                                              $   0.19
                                               ========                                              ========

Weighted average number of
  shares outstanding                             26,716                                                26,716
                                               ========                                              ========





                 See accompanying notes to Historical Condensed
                Consolidated Statements of Operations (Restated)

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
           for the thirteen week period ended July 2, 1995 (unaudited)
                      (thousands except per share amounts)

                                                 The               JPS
                                            Company (1)      Automotive (2)      Adjustments         Total
Net sales                                    $295,441         $ 80,169               $  78   (3)    $215,350

Cost of goods sold                            247,371           65,297                  78   (3)     182,152
                                             --------         --------              ------         ---------

Gross profit                                   48,070           14,872                   -            33,198

Selling, general and administrative
  expenses                                     21,755            5,383                                16,372
                                             --------        ---------              ------         ---------

Income from operations                         26,315            9,489                                16,826

Interest and debt issuance expense             19,278            5,533                (364)  (4)      13,381

Other income (expense), net                       358              (31)                                  389
                                             --------        ---------              ------        ----------

Income from continuing operations
  before provision for income taxes             7,395            3,925                 364             3,834

Provision for income taxes                      3,132               96              (1,174)  (5)       1,862
                                             --------        ---------              ------        ----------

Income from continuing operations               4,263            3,829               1,538             1,972

Operating loss from discontinued
  operations, net of income taxes                (340)           3,829              (1,538)            1,951
                                              -------        ---------              ------        ----------

Net income                                    $ 3,923        $                     $     -        $    3,923
                                              =======        =========              ======        ==========

Earnings per share:

Income from continuing operations            $   0.16                                             $     0.08

Loss from discontinued operations               (0.01)                                                  0.07
                                             --------                                              ---------

Earnings per share                           $   0.15                                              $    0.15
                                             ========                                              =========

Weighted average number of
  shares outstanding                           26,708                                                 26,708
                                             ========                                               ========

                 See accompanying notes to Historical Condensed
                Consolidated Statements of Operations (Restated)

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                for the Year Ended December 31, 1995 (unaudited)
                      (thousands except per share amounts)

                                                 The               JPS
                                            Company (1)      Automotive (2)      Adjustments        Total

Net sales                                    $1,174,296         $312,096           $  634 (3)     $862,834

Cost of goods sold                            1,018,682          257,231              634 (3)      762,085
                                             ----------         --------           ------         --------


Gross profit                                    155,614           54,865                -          100,749

Selling, general and administrative
  expenses                                       93,435           23,522                            69,913

Restructuring and other charges                  41,692              275                            41,417
                                             ----------         --------           ------         --------

Income (loss) from operations                    20,487           31,068                           (10,581)

Interest and debt issuance expense               76,745           22,396           (1,471)(4)       52,878

Other income (expense), net                         348             (113)                              461
                                             ----------         --------           ------        ---------

Loss from continuing operations
  before provision for income taxes             (55,910)           8,559            1,471          (62,998)

Benefit for income taxes                        (10,076)              30           (2,142)(5)      (12,248)
                                             -----------        --------           ------         --------

Loss from continuing operations                 (45,834)           8,529            3,613          (50,750)

Loss from discontinued
  operations, net of income taxes                (7,286)           8,529           (3,613)          (2,370)
                                             ----------         --------           ------        ---------

Net loss                                     $  (53,120)        $      -          $     -        $ (53,120)
                                             ==========         ========           ======        =========

Loss per share:

Loss from continuing operations              $    (1.73)                                         $   (1.92)

Loss from discontinued operations                 (0.28)                                             (0.09)
                                             ----------                                          ---------

Loss per share                               $    (2.01)                                         $   (2.01)
                                             ==========                                          =========

Weighted average number of
  shares outstanding                             26,472                                             26,472
                                             ==========                                          =========


                 See accompanying notes to Historical Condensed
                Consolidated Statements of Operations (Restated)

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
          for the thirteen week period ended March 31, 1996 (unaudited)
                      (thousands except per share amounts)

                                                 The                JPS
                                            Company (1)      Automotive (2)      Adjustments         Total
Net sales                                      $293,774          $74,919            $ 276 (3)       $219,131

Cost of goods sold                              245,254           62,430              276 (3)        183,100
                                              ---------          -------           ------           --------

Gross profit                                     48,520           12,489                -             36,031

Selling, general and administrative
  expenses                                       19,337            5,367                              13,970
                                              ---------          -------           ------           --------

Income from operations                           29,183            7,122                              22,061

Interest and debt issuance expense               18,672            5,392             (377) (4)        12,903

Other expense, net                                 (106)            (309)                                203
                                               --------          -------           ------           --------

Income from continuing operations
  before provision for income taxes              10,405            1,421              377              9,361

Provision for income taxes                        4,337              110             (709) (5)         3,518
                                               --------          -------           ------           --------

Income from continuing operations                 6,068            1,311            1,086              5,843

Income from discontinued
  operations, net of income taxes                    69            1,311           (1,086)               294
                                              ---------          -------           ------           --------

Net income                                     $  6,137        $       -          $     -           $  6,137
                                               ========        =========           ======           ========

Earnings per share:

Income from continuing operations              $   0.23                                             $   0.23

Income from discontinued operations                0.01                                                 0.01
                                               --------                                             --------

Earnings per share                             $   0.24                                             $   0.24
                                               ========                                             ========

Weighted average number of
  shares outstanding                             25,950                                               25,950
                                               ========                                            =========

                 See accompanying notes to Historical Condensed
                Consolidated Statements of Operations (Restated)

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
          for the thirteen week period ended June 30, 1996 (unaudited)
                      (thousands except per share amounts)

                                                 The                JPS
                                             Company (1)      Automotive (2)      Adjustments         Total
Net sales                                      $322,533         $ 82,749          $   663 (3)       $240,447

Cost of goods sold                              270,466           69,009              823 (3)        202,280
                                              ---------         --------           ------           --------

Gross profit                                     52,067           13,740             (160)            38,167

Selling, general and administrative
  expenses                                       19,554            5,802
                                              ---------         --------           ------          ---------

Income from operations                           32,513            7,938             (160)            24,415

Interest and debt issuance expense               18,470            5,287             (138) (4)        13,045

Other income (expense), net                          21             (278)                                299
                                             ----------         --------           ------           --------

Income from continuing operations
  before provision for income taxes              14,064            2,373              (22)            11,669

Provision for income taxes                        5,626              111             (451) (5)         5,064
                                               --------         --------           ------           --------

Income from continuing operations                 8,438            2,262              429              6,605

Loss on discontinued operations, net of
  income taxes                                  (40,145)           2,262             (429)           (38,312)
                                               --------          -------           ------           --------

Net loss                                       $(31,707)        $      -          $     -           $(31,707)
                                               ========         ========           ======           ========

Earnings (loss) per share:

Income from continuing operations              $   0.33                                             $   0.26

Loss from discontinued operations                 (1.57)                                               (1.50)

Earnings (loss) per share                      $  (1.24)                                            $  (1.24)
                                               ========                                             ========

Weighted average number of
  shares outstanding                             25,619                                               25,619
                                               ========                                             ========

                 See accompanying notes to Historical Condensed
                Consolidated Statements of Operations (Restated)

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
                        FOOTNOTES TO HISTORICAL CONDENSED
                CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)



(1) Represents the historical condensed consolidated statements of operations of the Company for the period indicated.

(2) To eliminate the statements of operations of JPS Automotive for the period indicated.

(3) Represents an adjustment for the elimination of intercompany sales with JPS Automotive.

(4) Represents an allocation of interest expense based on the debt that the Company intends to retire from the net proceeds from the sale of JPS Automotive.

(5) Represents an allocation of income taxes in accordance with SFAS 109 "Accounting for Income Taxes."


      (c)   Exhibits

            2.1 Equity Purchase Agreement, dated as of August 28, 1996, by and among JPSGP Inc., Foamex- JPS Automotive L.P., and Collins & Aikman Products Co.*

            2.2 Amendment No. 1 to Equity Purchase Agreement, by and among JPSGP Inc., Foamex-JPS Automotive L.P., Foamex International Inc. and Collins & Aikman Products Co., dated as of December 11, 1996.**

            *   Filed on Form 8-K of the Company dated August 28, 1996.
        .   **  Filed on Form 8-K of the Company dated December 11, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOAMEX INTERNATIONAL INC.

Date:  February 21, 1997                By: /s/ Kenneth R. Fuette
                                            ------------------------
                                        Name: Kenneth R. Fuette
                                        Title:  Chief Financial Officer and
                                                Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit                                                                  Page

2.1 Equity Purchase Agreement, dated as of August 28, 1996, by and among JPSGP Inc., Foamex-JPS Automotive L.P., and Collins & Aikman Products Co.

2.2 Amendment No. 1 to Equity Purchase Agreement, by and among JPSGP Inc., Foamex-JPS Automotive L.P., Foamex International Inc. and Collins & Aikman Products Co., dated as of December 11, 1996.